Exhibit 99.2

 4Q & FY 2019 Earnings Conference CallFebruary 27, 2020  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Fourth Quarter 2019 Highlights

- **Net Sales of $656 million, up 1%**
  - Strong growth in defense markets, up 9% (8% organic)
  - Mainly offset by lower power generation and general industrial revenues
- **Adjusted Operating Income up 12%; Adjusted Operating Margin of 18.8%, up 180 bps**
  - Reflects margin expansion in all three segments, driven by solid defense revenues
  - Benefits of ongoing margin improvement initiatives
- **Adjusted Diluted EPS of $2.12, up 12%**
- **Adjusted Free Cash Flow of $248 million, up 16%; FCF conversion 277%**
  - Reflects solid growth in earnings, lower working capital and timing of advanced payments

Notes:

- Adjusted operating income, operating margin and diluted EPS for fourth quarter and full-year 2019 results exclude first year purchase accounting costs associated with current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, specifically one-time inventory step-up, backlog amortization and transaction costs, as well as one-time transition and IT security costs associated with the relocation of the DRG business (Power segment).
- Free Cash Flow (FCF) is defined as cash flow from operations less capital expenditures. FCF conversion is defined as FCF divided by net earnings from continuing operations. Fourth quarter 2019 Adjusted FCF excludes a $5 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility. Adjusted FCF Conversion is calculated as Adjusted FCF divided by net earnings from continuing operations.

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Full-Year 2019 Highlights

- **Net Sales of $2.5 billion, up 3%**
  - Strong growth in defense markets, up 12% (9% organic)
  - Partially offset by lower power generation and general industrial revenues
- **Adjusted Operating Income up 7%; Adjusted Operating Margin of 16.5%, up 70 bps**
  - Solid profitability in C/I and Power segments, partially offset by unfavorable mix in Defense segment
- **Adjusted Diluted EPS of $7.27, up 14%**
- **Adjusted Free Cash Flow of $371 million, up 11%; FCF conversion 121%**
  - Reflects double-digit growth in earnings, lower working capital and timing of advanced payments
- **New Orders up 6%, led by double-digit growth in defense markets; Book-to-bill 1.04x**

Notes:
- Adjusted operating income, operating margin and diluted EPS for fourth quarter and full-year 2019 results exclude first year purchase accounting costs associated with current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, specifically one-time inventory step-up, backlog amortization and transaction costs, as well as one-time transition and IT security costs associated with the relocation of the DRG business (Power segment).
- Free Cash Flow (FCF) is defined as cash flow from operations less capital expenditures. FCF conversion is defined as FCF divided by net earnings from continuing operations. Full-year 2019 Adjusted FCF excludes a $19 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility. Adjusted FCF Conversion is calculated as Adjusted FCF divided by net earnings from continuing operations.

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901D Acquisition

- **Completed acquisition of 901D Holdings, LLC (901D) on Dec. 31, 2019**
- **Benefits of 901D acquisition**
  - Leading designer and manufacturer of MIL-SPEC Naval Shipboard (surface and submarine) ruggedized enclosure and electronic subsystems
  - Increases our footprint on critical U.S. Navy shipbuilding programs
  - Expands the breadth of our instrumentation and controls systems technologies
  - Strengthens long-term relationships with nearly identical customer base
  - Provides long-term profitable growth

	901D
Purchase Price	$132M (cash)
EBITDA Multiple[1]	~10x NTM
2020 Sales	~$50M
Adjusted Operating Margin	Accretive to CW[2]
Adjusted EPS Impact	Accretive to 2020 Adj. EPS[2]
FCF Impact	Accretive to CW (>100% Avg. FCF Conv.)

(1) EBITDA defined as Earnings before Interest, Tax, Depreciation and Amortization
(2) Excludes impact of first-year purchase accounting costs, including backlog amortization and transaction costs

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CURTISS-WRIGHT

 2020E End Market Sales Growth (Guidance as of February 26, 2020)    2019  2020E  2020E % Total Sales  Key Drivers  Aero Defense   11%   4% - 6%  16%  Favorable growth on key platforms (esp. F-35)  Ground Defense   (4%)   5% - 7%   4%  Modernization of U.S. ground platforms  Naval Defense   17%  12% - 14%  25%  Strong DoD support for submarines and aircraft carriersContribution from 901D acquisition  Total Defense   12%    8% - 10%  45%  Organic growth up 4% - 6%  Commercial Aero   4%   0% - 2%  17%  Higher sales on Airbus platformsBoeing ~Flat (impact of MAX)  Power Generation   (9%)   3% - 5%  16%  Higher CAP1000 program revenues (timing) Part. offset by lower Int’l aftermarket (U.S. market flat)  General Industrial    (4%)  Flat  22%  In-line with global GDP growth rate (flat)  Total Commercial   (3%)   0% - 2%  55%    Total Curtiss-Wright   3%   4% - 6%  100%  Organic growth up 2% - 4%

 ($ in millions)  2019 Adjusted (1)(Old Structure)  2019 Adjusted (1)(New Structure)  Commercial / Industrial  $1,240  $1,138  Defense  $581  $628  Power  $669  $724  Total Sales  $2,490  $2,490  Commercial / IndustrialMargin  $19615.8%  $18015.8%  DefenseMargin  $132 22.7%  $140 22.3%  PowerMargin  $11717.5%  $12617.4%  Corporate and Other  ($35)  ($35)  Total Op. IncomeCW Margin  $41116.5%  $41116.5%    2020E Financial Outlook (Guidance as of February 26, 2020)  Note: Amounts may not add down due to rounding. 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).2020 Adjusted guidance excludes restructuring costs (impacting all three segments), one-time transition and IT security costs related to the relocation of the DRG business (Power Segment), and one-time backlog amortization and transaction costs associated with the acquisition of 901D (Defense segment).

2020E Financial Outlook (Guidance as of February 26, 2020)

($ in millions)	2019 Adjusted [1] (New Structure)	2020E Adjusted [2]	2020E Change vs 2019 Adjusted [1][2]	2020 Key Drivers
Commercial / Industrial	$1,138	$1,140 - 1,160	*0% - 2%*	▪ Modest growth in commercial & industrial markets
Defense	$628	$690 - 700	*10% - 12%*	▪ Solid growth in all defense markets ▪ Contribution from 901D
Power	$724	$760 - 770	*5% - 6%*	▪ Solid growth in naval defense and CAP1000
Total Sales	**$2,490**	**$2,590 - 2,630**	***4% - 6%***	
Commercial / Industrial Margin	$180 15.8%	$180 - 184 15.8% - 15.9%	*0% - 3%* *+0 - 10 bps*	▪ Benefit of PY cost reduction ▪ Excludes restructuring costs ($13M)
Defense Margin	$140 22.3%	$152 - 155 22.0% - 22.1%	*9% - 11%* *(20 - 30 bps)*	▪ Higher defense sales and favorable overhead absorption ▪ Increased R&D ($5M) ▪ Excl. restructuring ($4M) and 901D PA costs ($7M)
Power Margin	$126 17.4%	$130 - 132 17.1% - 17.2%	*3% - 5%* *(20 - 30 bps)*	▪ Higher sales and favorable overhead absorption ▪ Increased R&D ($5M) ▪ Excl. restructuring ($11M) and DRG relocation costs ($3M)
Corporate and Other	($35)	($34 - 35)	*0% - 4%*	
Total Op. Income **CW Margin**	**$411** **16.5%**	**$428 - 437** **16.5% - 16.6%**	***4% - 6%*** ***+0 - 10 bps***	**Up 40-50 bps excl. $10M increase in R&D**

Note: Amounts may not add down due to rounding.
1) 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).
2) 2020 Adjusted guidance excludes restructuring costs (impacting all three segments), one-time transition and IT security costs related to the relocation of the DRG business (Power Segment), and one-time backlog amortization and transaction costs associated with the acquisition of 901D (Defense segment).

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CURTISS-WRIGHT

2020E Financial Outlook (Guidance as of February 26, 2020)

($ in millions, except EPS)	2019 Adjusted [2]	2020E Adjusted [3]	2020E Change vs 2019 Adjusted [2][3]	2020 Key Drivers
Total Operating Income	**$411**	**$428 - 437**	***4% - 6%***	▪ Higher profitability on strong defense revenues
Other Income/(Expense)	$24	$24 - 25		
Interest Expense	($31)	($32 - 33)		
Effective Tax Rate	22.4%	~23.0%		
Diluted EPS	**$7.27**	**$7.50 - 7.70**	***3% - 6%***	▪ Includes increased R&D ($10M or $0.18)
Diluted Shares Outstanding	43.0	43.0		▪ Reflects $50 million 10b5-1 share repurchase program
Free Cash Flow[1]	**$371**	**$370 - 390**	***0% - 5%***	▪ Excludes $150M voluntary pension contribution and $14M cash impact from restructuring
Free Cash Flow Conversion[1]	121%	115% - 118%		▪ Excludes $13M capital investment related to relocation of DRG business
Capital Expenditures	$50	$50 - 60		
Depreciation & Amortization	$102	$115 - 125		

1) Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted FCF Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

2) 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment). 2019 Adjusted Free Cash Flow excludes a $19 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

3) 2020 Adjusted guidance excludes restructuring costs (impacting all three segments), one-time transition and IT security costs related to the relocation of the DRG business (Power Segment), and one-time backlog amortization and transaction costs associated with the acquisition of 901D (Defense segment). 2020 Adjusted Free Cash Flow guidance excludes a voluntary contribution to the Company's corporate defined benefit pension plan of $150 million, a $14 million cash impact from restructuring, and a $13 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

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CURTISS-WRIGHT

 Positioned to Deliver Solid 2020 Results  Strong defense revenues driving overall sales growth of 4% - 6%Continued adjusted operating margin expansion to reach 16.5% - 16.6% Driven by solid defense revenues and benefit of ongoing margin improvement initiativesRestructuring actions to drive approximately $20M in future annualized savings Increased profitability despite additional R&D investments ($10M or $0.18)Solid growth in adjusted diluted EPS, up 3% - 6%Strong adjusted free cash flow of $370 - 390M, flat to up 5%; FCF conversion >115% Driven by higher earnings and efficient working capital management  Notes: 2020 Adjusted guidance excludes restructuring costs (impacting all three segments), one-time transition and IT security costs related to the relocation of the DRG business (Power Segment), and one-time backlog amortization and transaction costs associated with the acquisition of 901D (Defense segment). 2020 Adjusted Free Cash Flow guidance excludes a voluntary contribution to the Company’s corporate defined benefit pension plan of $150 million, a $14 million cash impact from restructuring, and a $13 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).Any

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. The Company is also excluding significant restructuring costs in 2020 associated with its operations. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers.   Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs; one-time transition and IT security costs associated with the relocation of a business; and significant restructuring costs in 2020 associated with its operations.Organic Sales and Organic Operating IncomeThe Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes a capital investment in the Power segment related to the new, state-of-the-art naval facility principally for DRG, voluntary contributions to the Company’s corporate defined benefit pension plan made in the first quarters of 2018 and 2020, and the cash impact from restructuring in 2020. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations.

Fourth Quarter 2019 End Market Sales Growth

	4Q'19 Change	% of Total Sales
Aero Defense	18%	19%
Ground Defense	(16%)	4%
Naval Defense	8%	22%
Total Defense	**9%**	**44%**
Commercial Aero	4%	17%
Power Generation	(8%)	17%
General Industrial	(8%)	21%
Total Commercial	**(5%)**	**56%**
Total Curtiss-Wright	**1%**	**100%**

Key Drivers

Defense Markets: Up 9% overall, 8% organic

- **Aerospace Defense:** Higher COTS embedded computing revenues on UAV and helicopter programs; Higher actuation revenues on F-35
- **Ground Defense:** Lower revenues on Abrams tank and various international platforms
- **Naval Defense:** Higher VA class submarine (valves) and surface ship revenues (COTS embedded computing and aircraft handling)

Commercial Markets: Down 5% overall, down 4% organic

- **Commercial Aerospace:** Higher sales of actuation equipment and sensors
- **Power Generation:** Lower domestic aftermarket and CAP1000 program revenues (timing)
- **General Industrial:** Reduced demand for industrial vehicle and valve products, and surface treatment services

Notes:
Percentages in chart relate to Fourth Quarter 2019 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

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Full-Year 2019 End Market Sales Growth

	FY'19 Change	% of Total Sales
Aero Defense	11%	16%
Ground Defense	(4%)	4%
Naval Defense	17%	23%
Total Defense	**12%**	**43%**
Commercial Aero	4%	17%
Power Generation	(9%)	16%
General Industrial	(4%)	24%
Total Commercial	**(3%)**	**57%**
Total Curtiss-Wright	**3%**	**100%**

Key Drivers

Defense Markets: Up 12% overall, 9% organic

- **Aerospace Defense:** Higher revenues on F-35, UAV and helicopter programs
- **Ground Defense:** Lower revenues on various international platforms, partially offset by higher Abrams and Bradley sales
- **Naval Defense:** Higher VA class submarine, CVN-80 aircraft carrier and service centers revenues

Commercial Markets: Down 3% overall, down 2% organic

- **Commercial Aerospace:** Higher sales of surface treatment services and sensors
- **Power Generation:** Lower CAP1000 program (timing) and domestic aftermarket revenues
- **General Industrial:** Reduced demand for surface treatment services, industrial vehicles products and industrial controls

Notes:
Percentages in chart relate to Full-Year 2019 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

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CURTISS-WRIGHT

 2019 Sales by Segment vs. End Market: Realignment to New Structure  Power Segment (OLD)  Commercial Aerospace 31%  Commercial Aerospace 9%  Ground Defense 15%  Commercial Aerospace 8%  Commercial / Industrial Segment (NEW)  Defense Segment (OLD)  Defense Segment (NEW)  Commercial / Industrial Segment (OLD)  Power Segment (NEW)

FY2019 End Market Sales Waterfall

($ Millions)

Overall UP 3%
Defense Markets Up 12%
Comm'l Markets Down 3%

- **Total CW End Markets** $2,488
  - **Defense Markets** 43%
    - Naval 23%
    - Aerospace 16%
    - Ground 4%
  - **Commercial Markets** 57%
    - **Commercial Aerospace** 17%
      - Aircraft Equipment 69%
      - Surface Tech Services 31%
    - **Power Generation** 16%
      - Aftermarket Nuclear 63%
      - New Build / AP1000 25%
      - Non-Nuclear 12%
        - Non-Nuclear: Fossil power gen equipment; Surface Technologies services (peening/coatings)
    - **General Industrial** 24%
      - Industrial Vehicles 32%
        - Industrial Vehicles: "Own the Cab" strategy; 50% On-highway, 50% Off-Highway
      - Industrial Controls 25%
        - Industrial Controls: Medical Mobility; Sensors & Controls; Industrial Automation equipment
      - Industrial Pumps & Valves 25%
        - Industrial Pumps & Valves: 65% O&G, 35% Chem/Petro; 75% MRO, 25% Projects
      - Surface Tech Services 18%

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CURTISS-WRIGHT

FY2020E Guidance: Sales Waterfall (as of February 26, 2020)

($ Millions)

Guidance:
Overall UP 4 - 6%
Defense Markets UP 8 - 10%
Comm'l Markets UP 0 - 2%

Total CW End Markets
$2,590 - 2,630

- **Defense Markets** 45%
  - Naval 25%
  - Aerospace 16%
  - Ground 4%
- **Commercial Markets** 55%
  - **Commercial Aerospace** 17%
    - Aircraft Equipment 67%
    - Surface Tech Services 33%
  - **Power Generation** 16%
    - Aftermarket Nuclear 58%
    - New Build / AP1000 28%
    - Non-Nuclear 14%
      - Non-Nuclear: Fossil power gen equipment; Surface Technologies services (peening/coatings)
  - **General Industrial** 22%
    - Industrial Vehicles 32%
      - Industrial Vehicles: "Own the Cab" strategy; 50% On-highway, 50% Off-Highway
    - Industrial Controls 26%
      - Industrial Controls: Medical Mobility; Sensors & Controls; Industrial Automation equipment
    - Industrial Pumps & Valves 24%
      - Industrial Pumps & Valves: 65% O&G, 35% Chem/Petro; 70% MRO, 30% Projects; 90% Valves, 10% Pumps
    - Surface Tech Services 18%

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CURTISS-WRIGHT

Non-GAAP Reconciliation – Organic Results  Organic Revenue and Organic Operating Income               The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance.  Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Note: Amounts may not add due to rounding

 Non-GAAP Reconciliations – 4Q 2019 Results  (In millions, except EPS)   4Q-2019  4Q-2018   Change  Sales  $ 655.8  $ 648.6  1%  Reported operating income (GAAP)  $ 120.7  $ 110.0  10%  Adjustments (1)   2.5   0.4  -  Adjusted operating income (Non-GAAP)  $ 123.2  $ 110.4   12%  Adjusted operating margin (Non-GAAP)   18.8%  17.0%  180 bps  Reported net earnings (GAAP)  $ 89.4  $ 82.8   8%  Adjustments, net of tax (1)  1.9  0.4  -  Adjusted net earnings (Non-GAAP)  $ 91.3  $ 83.2  10%  Reported diluted EPS (GAAP)  $ 2.08  $ 1.89   10%  Adjustments, net of tax (1)  0.04  0.01  -  Adjusted diluted EPS (Non-GAAP)  $ 2.12  $ 1.90  12%  Adjusted operating income, operating margin, net income and diluted EPS results exclude first year purchase accounting costs associated with current and prior year acquisitions, and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).

 Non-GAAP Reconciliation – 2019 vs. 2018 (Adjusted)

 Non-GAAP Reconciliation – 2020 Segment Reorganization

 Non-GAAP Reconciliation – 2020 vs. 2019 (Adjusted)